                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24

EQI SAR 8/99


NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                         VAN KAMPEN EQUITY INCOME FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     6.53%     6.09%     6.09%
Six-month total return(2)................     0.37%     1.09%     5.09%
One-year total return(2).................     3.95%     4.50%     8.36%
Five-year average annual total
return(2)................................    17.88%    18.21%    18.37%
Ten-year average annual total
return(2)................................    13.99%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    11.49%    15.42%    15.84%
Commencement date........................  08/03/60  05/01/92  07/06/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The medium-grade debt securities in which the Fund may invest are subject to greater market risks and less assurance as to the ability of the issuer to meet principal and interest obligations than higher-rated securities. Debt securities rated in lower categories are considered high-risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well-assured.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN EQUITY INCOME FUND

We recently spoke with the management team of the Van Kampen Equity Income Fund about the key events and economic forces that shaped the markets during the six-month period ended June 30, 1999. The team is led by James A. Gilligan, senior portfolio manager, who has managed the Fund since January 1990 and worked in the investment industry since 1985. He is joined by Scott Carroll and James Roeder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during this time.

 Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THIS SIX-MONTH PERIOD?

 A It's been an explosive market. As global growth strengthened, investors gained confidence in the domestic economy. Fueled by new money, the stock market soared to record highs, breaking through the 10,000 point ceiling and pushing past 11,000. However, investors found cause for concern when interest rates began to creep higher in the second quarter of 1999. These fears were only heightened when the Fed announced its bias toward tightening short-term interest rates, which increased market volatility. Calm was restored in the final hours of the reporting period, as the Fed raised rates by 0.25 percent but indicated that additional increases were unnecessary due to tame inflation and healthy economic growth.
    In the first quarter, the booming stock market created a very challenging environment for a value-oriented portfolio such as this one, as growth-oriented investments stole the spotlight. In April, however, investors took note of the rising economy and turned their attention toward cyclical stocks. Cyclical stocks tend to perform well in a strong economic environment, and this group began to outperform large-capitalization growth stocks for the first time in nearly three years. This change in investor sentiment provided a favorable environment for the Fund.

 Q    BASED ON THIS ASSESSMENT, HOW AND WHERE DID YOU FIND INVESTMENTS?

 A In our hunt for good value investments, we focused on companies that we believe are underappreciated by the market but demonstrate a catalyst for positive change. We might examine a troubled company that's recently come under new management, or study a sector that has fallen out of favor but exhibits solid fundamentals for recovery.
    For example, in your last report, we described the troubles that had befallen many financial companies because of economic turmoil overseas. As many global economies began to recover during the past six months, we revisited the financial sector and selected several large financial companies that we believed were in good positions to take advantage of this recovery. We added a position in BankAmerica, which we felt was less volatile than some of the bigger money-center banks, and adjusted our positions in

Equitable, Citigroup, and Chase Manhattan because of potential volatility. We also added Lincoln National and Marsh & McLennan, both of which have reasonable valuations and have recently appointed new chief executive officers.

 Q    IN WHAT OTHER AREAS WERE YOU SUCCESSFUL IN YOUR SEARCH FOR VALUE?

 A We looked for turnaround stories in the technology sector, which demonstrated the capacity for a strong rebound during the period. We were especially interested in some of the technology areas that weren't part of last year's market surge. For example, our position in Adobe Systems was one of the best performers. We also invested successfully in Motorola and QualComm, although we eliminated the latter when we believed the stock had reached its price target. Computer hardware giant International Business Machines (IBM) continues to be one of the portfolio's largest positions, although our holding in this company fluctuated based on some variable quarterly earnings reports.
    We also studied utilities companies, although this area had a slow start in the reporting period. One of our largest holdings in this sector, Northeast Utilities, continued to make strides in resolving its problems in providing nuclear power. This company also benefited from rate regulation and deregulation proposals from New Hampshire and Connecticut. We increased our position in Illinova, taking advantage of the positive news of its merger with Dynergy, a large energy trading company. We also maintained a position in Niagara Mohawk, a company that has been plagued by high costs for an extended period of time, but shows signs of improvement.
    In the consumer nondurables sector, we focused our attention on a relatively new area to the portfolio: beverage companies. These included Anheuser-Busch, Pepsi Bottling Group, and Whitman, another bottling company. Although we occasionally moderated our positions in these holdings during the period, we were attracted to the high volume and attractive pricing of this industry. Although we might say the same for Philip Morris, which used to be one of our largest holdings, we reduced that position dramatically. With continuing clouds of litigation hanging over the company, we were unable to identify a catalyst for improvement in the stock's price.

 Q    WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

 A One of our largest sector exposures, health care--in particular, pharmaceutical companies--fell out of favor with investors during this six-month period. As a result, we decreased our exposure to pharmaceutical companies and focused on stocks that we believe are best positioned to take advantage of a recovery in the health-care sector. Because HMOs (health maintenance organizations) began to see improved performance, the Fund's return benefited from a significant position in United HealthCare, as well as holdings in Oxford Health Plans and Aetna.
    We also continued to analyze health-care service companies--such as nursing home provider HCR Manor Care, in which we established a small position. These companies have come under significant financial pressure because of changes in the way they are reimbursed for Medicare payments. However, we are optimistic about their potential for recovery, as they serve a very important role in the industry. We expect to add to this area if we find additional value opportunities.
    In addition to mixed results in health care, the portfolio's allocation to bonds was a drag on the Fund's return during the period. Due to concerns about rising interest rates, we decreased the Fund's exposure to the depressed fixed-income market.

 Q     TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE FUND PERFORM?

 A Although some of our holdings in the health-care sector hurt the Fund's return, we also enjoyed some impressive gains in the financial and technology sectors. As a result, the Fund achieved a total return of 6.53 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1999. By comparison, the Standard & Poor's 500 Index returned 12.36 percent, and the Lipper Equity Income Fund Index produced a total return of 9.03 percent for the same period.
    The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Equity Income Fund Index reflects the average performance of the largest equity income funds. Keep in mind that these indices are statistical composites that do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

 Q    WHAT DO YOU SEE HAPPENING IN THE MARKET OVER THE COMING MONTHS?

 A We take some reassurance in the fact that inflation is still low and the economy remains strong. Although these factors support a healthy stock market, the slow recovery of the bond market gives us reason to maintain a cautious perspective. We've come to expect market volatility regardless of strong economic fundamentals, if only because the Dow's current level is so high. We hope that volatility will initiate investors' return to a broader range of stocks within the market. In this environment, our bottom-up analysis and disciplined value criteria may help us uncover fresh investment opportunities.

We'll continue to emphasize securities that we feel exhibit potential for improvement with limited downside risk.


[SIG]
James A. Gilligan

Portfolio Manager

[SIG]
Scott Carroll

Portfolio Comanager

[SIG]
James Roeder

Portfolio Comanager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN EQUITY INCOME FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

U.S. TREASURY NOTES, 6.250%, 10/31/01.......................   6.3%

SPRINT CAPITAL CORP. is a global communications company
whose operations include long distance, local telephone,
product distribution, and directory publishing..............   1.9%

INTERNATIONAL BUSINESS MACHINES (IBM) develops,
manufactures, and sells advanced technology processing
products, including computers and microelectronic
technology, software, networking systems, and related
services....................................................   1.8%

NORTHEAST UTILITIES, an electric utility holding company,
provides electrical service to Connecticut, New Hampshire,
and western Massachusetts...................................   1.6%

EQUITABLE COMPANIES is a financial services company
operating in the insurance, investment management, and
investment banking industries...............................   1.6%

TELEFONOS DE MEXICO provides telecommunications services to
domestic and international telephone user in Mexico.........   1.6%

GTE provides local, long-distance, and wireless telephone
service, as well as internetworking capabilities to both
consumers and large companies...............................   1.5%

TEXAS INSTRUMENTS is a global semiconductor company as well
as a leading designer and supplier of digital signal
processing solutions and analog technologies................   1.4%

BEC ENERGY, through its wholly owned subsidiary Boston
Edison Company, provides electricity to customers in Boston
and other cities and towns in Eastern Massachusetts.........   1.4%

CONSOLIDATED EDISON, an energy company, supplies electric
service, gas, and steam to customers in New York City and
the surrounding area........................................   1.4%

 TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                              JUNE 30, 1999                    DECEMBER 31, 1998
                                              -------------                    -----------------
Utilities                                         18.80                              15.30
Technology                                        15.70                              12.30
Health Care                                       13.20                              14.20
Finance                                           13.10                              13.80
Consumer Non-Durables                              7.40                               7.50

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  68.2%
CONSUMER DISTRIBUTION  1.4%
Federated Department Stores, Inc. (a).............      370,800    $   19,629,225
Gap, Inc..........................................      249,263        12,556,573
                                                                   --------------
                                                                       32,185,798
                                                                   --------------
CONSUMER DURABLES  0.4%
Black & Decker Corp...............................      162,200        10,238,875
                                                                   --------------
CONSUMER NON-DURABLES  6.7%
Anheuser-Busch Cos., Inc..........................      229,200        16,258,875
Benckiser NV, Class B -- ADR (Netherlands) (a)....      152,900         8,199,263
Colgate -- Palmolive Co...........................      135,130        13,344,088
Hershey Foods Corp................................      229,900        13,650,312
Pepsi Bottling Group, Inc.........................      451,500        10,412,719
PepsiCo, Inc......................................      300,600        11,629,463
Philip Morris Cos., Inc...........................      410,200        16,484,912
Ralston Purina Group..............................      628,100        19,117,794
Seagram Co., Ltd..................................      189,600         9,551,100
Seagram Co., Ltd. -- Convertible Preferred........      325,000        16,229,687
Unilever NV -- ADR (Netherlands)..................      133,571         9,316,577
Whitman Corp......................................      649,300        11,687,400
                                                                   --------------
                                                                      155,882,190
                                                                   --------------
CONSUMER SERVICES  1.3%
H & R Block, Inc..................................      270,000        13,500,000
International Game Technology.....................      277,700         5,137,450
News Corp. -- Exchange Trust, 144A -- Convertible
  Preferred (b)...................................       83,000         8,289,625
Sinclair Broadcast Group -- Convertible
  Preferred.......................................       82,000         3,546,500
                                                                   --------------
                                                                       30,473,575
                                                                   --------------
ENERGY  5.6%
Coastal Corp......................................      485,900        19,436,000
Consolidated Edison, Inc..........................      630,800        28,543,700
El Paso Energy Corp...............................      549,900        19,349,606
Exxon Corp........................................      199,100        15,355,588
Mobil Corp........................................      272,750        27,002,250
Texaco, Inc.......................................      310,800        19,425,000
                                                                   --------------
                                                                      129,112,144
                                                                   --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
FINANCE  10.3%
American General Corp.............................      351,000    $   26,456,625
Bank of Tokyo-Mitsubishi, Ltd. -- ADR (Japan).....    1,312,800        19,117,650
BankAmerica Corp..................................      224,300        16,443,994
Chase Manhattan Corp..............................      213,000        18,451,125
Citigroup, Inc....................................      287,050        13,634,875
Equitable Cos., Inc...............................      493,100        33,037,700
Fleet Financial Group, Inc........................      533,500        23,674,062
Lincoln National Corp.............................      238,000        12,450,375
Marsh & McLennan Cos., Inc........................      210,700        15,907,850
PLC Capital Trust II, PRIDES -- Convertible
  Preferred.......................................      130,000         7,540,000
PNC Bank Corp.....................................      361,700        20,842,962
Radian Group, Inc.................................       25,000         1,220,313
Washington Mutual, Inc............................      399,760        14,141,510
WBK Trust, STRYPES -- Convertible Preferred.......      201,000         6,507,375
XL Capital Ltd., Class A -- ADR (Bermuda).........      175,600         9,921,400
                                                                   --------------
                                                                      239,347,816
                                                                   --------------
HEALTHCARE  9.5%
Aetna, Inc........................................      171,000        15,293,813
American Home Products Corp.......................      464,500        26,708,750
Beckman Coulter, Inc..............................      270,400        13,148,200
Bristol-Myers Squibb Co...........................      115,600         8,142,575
Columbia/HCA Healthcare Corp......................      505,700        11,536,281
HCR Manor Care, Inc. (a)..........................      282,100         6,823,294
IMS Health, Inc...................................      210,000         6,562,500
Laboratory Corp., Ser A -- Convertible
  Preferred.......................................      313,000        18,349,625
MedPartners, Inc., TAPS -- Convertible
  Preferred.......................................    1,000,000        10,750,000
Mylan Laboratories, Inc...........................      660,600        17,505,900
Oxford Health Plans, Inc. (a).....................      693,000        10,784,813
Pharmacia & Upjohn, Inc...........................      356,000        20,225,250
Rhone-Poulenc, SA, Warrants -- ADR (France) (a)...      248,000           713,000
Teva Pharmaceutical Industries Ltd. -- ADR
  (Israel)........................................      284,900        13,960,100
Triad Hospitals, Inc. (a).........................       23,242           313,767

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
United HealthCare Corp............................      292,000    $   18,286,500
Warner-Lambert Co.................................      306,700        21,277,312
                                                                   --------------
                                                                      220,381,680
                                                                   --------------
PRODUCER MANUFACTURING  4.8%
Allied Signal, Inc................................      180,800        11,390,400
Grainger, Inc.....................................       75,000         4,035,938
Ingersol Rand Co..................................      416,000        26,884,000
Koninklijke Philips Electronics NV -- ADR
  (Netherlands)...................................      267,384        26,972,361
Minnesota Mining & Manufacturing Co...............      296,800        25,803,050
Waste Management, Inc.............................      283,400        15,232,750
                                                                   --------------
                                                                      110,318,499
                                                                   --------------
RAW MATERIALS/PROCESSING INDUSTRIES  3.6%
Boise Cascade Corp................................      391,400        16,781,275
Crown Cork & Seal Co., Inc........................       51,100         1,456,350
Fresenius National Med Care, Inc., Class
  D -- Preferred (a)..............................       12,000               180
Imperial Chemical Industries PLC -- ADR (United
  Kingdom)........................................      281,100        11,173,725
Monsanto Co.......................................      162,200         6,396,762
Monsanto Co., ACES -- Convertible Preferred.......      310,800        12,470,850
Newmont Mining Corp...............................      557,000        11,070,375
Pall Corp.........................................       25,000           554,688
Sherwin-Williams Co...............................      529,900        14,704,725
Union Carbide Corp................................      177,400         8,648,250
                                                                   --------------
                                                                       83,257,180
                                                                   --------------
TECHNOLOGY  11.7%
Adobe Systems, Inc................................      324,000        26,618,625
Alcatel SA -- ADR (France)........................      174,500         4,951,438
Boeing Co.........................................      404,900        17,891,519
Electronic Data Systems Corp......................      362,500        20,503,906
First Data Corp...................................      164,400         8,045,325
International Business Machines Corp..............      294,340        38,043,445
Microsoft Corp. -- Convertible Preferred..........       85,000         8,494,687
Motorola, Inc.....................................      166,600        15,785,350
Nippon Telegraph & Telephone Corp -- ADR
  (Japan).........................................      301,000        18,850,125
Oracle Corp. (a)..................................      637,400        23,663,475

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
SunGard Data Systems, Inc. (a)....................      106,500    $    3,674,250
Texas Instruments, Inc............................      200,700        29,101,500
Unisys Corp. (a)..................................      111,054         7,224,230
Unisys Corp. -- Convertible Preferred.............      142,382         6,369,095
Xerox Corp........................................      438,100        25,875,281
Xilinx, Inc. (a)..................................      301,740        17,274,615
                                                                   --------------
                                                                      272,366,866
                                                                   --------------
UTILITIES  12.9%
Avista Corp., Ser L -- Convertible Preferred......      537,000         9,129,000
BEC Energy........................................      700,700        28,903,875
BellSouth Corp....................................      399,000        18,703,125
DQE, Inc..........................................      352,000        14,124,000
Edison International..............................      691,100        18,486,925
GPU, Inc..........................................      411,900        17,377,031
GTE Corp..........................................      406,300        30,777,225
Illinova Corp.....................................      768,800        20,949,800
NCR Corp. (a).....................................      553,000        26,993,311
Niagara Mohawk Holdings, Inc. (a).................    1,552,400        24,935,425
Northeast Utilities (a)...........................    1,893,801        33,496,605
PECO Energy Co....................................      169,000         7,076,875
SBC Communications, Inc...........................      155,300         9,007,400
Sprint Corp.......................................      410,700        21,690,094
U.S. WEST Communications Group....................      310,900        18,265,375
                                                                   --------------
                                                                      299,916,066
                                                                   --------------
    TOTAL COMMON AND PREFERRED STOCKS 68.2%....................     1,583,480,689
                                                                   --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description              Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
           CORPORATE OBLIGATIONS  7.6%
           CONSUMER DISTRIBUTION  0.2%
$  6,000   Gruma SA De Cv (Mexico), 144A (b)..   7.625%     10/15/07    $    5,355,000
                                                                        --------------
           CONSUMER DURABLES  0.4%
   3,000   Ford Motor Co......................   7.250      10/01/08         3,042,510
   3,000   Ford Motor Co. Delaware Note.......   9.000      09/15/01         3,153,342
   3,000   General Motors Corp................   7.000      06/15/03         3,030,678
                                                                        --------------
                                                                             9,226,530
                                                                        --------------
           CONSUMER SERVICES  0.8%
  10,000   Clear Channel Communications.......   6.625      06/15/08         9,503,990
  10,000   Cox Communications, Inc............   7.250      11/15/15         9,698,550
                                                                        --------------
                                                                            19,202,540
                                                                        --------------
           ENERGY  0.9%
   5,000   Enron Corp.........................   9.125      04/01/03         5,380,265
   4,000   Occidental Petroleum Corp..........  10.125      11/15/01         4,320,000
   2,500   Texaco Capital, Inc................   8.250      10/01/06         2,721,453
   5,500   Texas Eastern Transmission Corp....   8.250      10/15/04         5,847,682
   2,000   Western Atlas, Inc.................   7.875      06/15/04         2,089,072
                                                                        --------------
                                                                            20,358,472
                                                                        --------------
           FINANCE  0.1%
   2,000   General Electric Capital Corp......   8.900      09/15/04         2,212,874
                                                                        --------------
           PRODUCER MANUFACTURING  0.3%
   1,500   Reliance Electric Co...............   6.800      04/15/03         1,518,455
   6,000   USA Waste Services, Inc............   7.000      07/15/28         5,548,968
                                                                        --------------
                                                                             7,067,423
                                                                        --------------
           RAW MATERIALS/PROCESSING
           INDUSTRIES  1.2%
   5,000   Crown Cork & Seal Finance PLC......   7.000      12/15/06         4,924,810
   5,000   Crown Cork & Seal, Inc.............   8.375      01/15/05         5,249,120
   5,000   Georgia Pacific Corp...............   9.500      05/15/22         5,306,110
  10,000   ICI North America, Inc.............   8.875      11/15/06        10,845,950
                                                                        --------------
                                                                            26,325,990
                                                                        --------------
           RETAIL  0.2%
   4,000   May Department Stores Co...........   8.375      08/01/24         4,194,456
                                                                        --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description              Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
           TECHNOLOGY  0.6%
$  4,000   Philips Electronics NV
           (Netherlands)......................   7.750%     04/15/04    $    4,159,772
  10,000   Raytheon Co........................   6.750      08/15/07         9,930,750
                                                                        --------------
                                                                            14,090,522
                                                                        --------------
           TRANSPORTATION  0.2%
   5,000   Norfolk Southern Corp..............   7.350      05/15/07         5,104,810
                                                                        --------------
           UTILITIES  2.7%
   5,000   360 Communications Co..............   7.125      03/01/03         5,078,500
  15,000   AT&T Corp..........................   6.000      03/15/09        13,950,000
  10,000   Century Telephone Enterprises,
           Inc................................   6.300      01/15/08         9,478,710
   4,000   Compania De Telocomunicaciones
           (Chile)............................   7.625      07/15/06         3,757,920
  20,000   Sprint Capital Corp................   6.900      05/01/19        18,660,720
   1,000   Tennessee Valley Authority, Ser
           G..................................   8.625      11/15/29         1,060,000
  10,000   Worldcom, Inc......................   7.750      04/01/07        10,465,720
                                                                        --------------
                                                                            62,451,570
                                                                        --------------
           TOTAL CORPORATE OBLIGATIONS 7.6%.........................       175,590,187
                                                                        --------------
           CONVERTIBLE CORPORATE OBLIGATIONS  8.6%
           CONSUMER DURABLES  0.6%
  26,000   Deutsche Bank Finance Netherlands,
           144A (Convertible into 135,226
           Daimler Benz common shares) (b)....    *         02/12/17        13,292,500
                                                                        --------------
           CONSUMER SERVICES  0.4%
   3,500   ADT Operations, Inc., LYON
           (Convertible into 95,116 Tyco
           International Ltd. common
           shares)............................    *         07/06/10         9,012,500
                                                                        --------------
           FINANCE  1.4%
   3,000   Aegon NV, 144A (Convertible into
           216,000 common shares) (b).........   4.750      11/01/04        15,678,750
   4,599   APP Finance VII Euro, 144A
           (Convertible into 267,724 common
           shares) (b)........................   3.500      04/30/03         3,466,496
  18,401   App Finance VII Mauritius, 144A
           (Convertible into 216,000 common
           shares) (b)........................   3.500      04/30/03        13,869,754
                                                                        --------------
                                                                            33,015,000
                                                                        --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description              Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------
           HEALTHCARE  2.4%
$ 25,000   Alza Corp., LYON (Convertible into
           324,675 common shares).............    *         07/14/14    $   16,562,500
  20,000   Dura Pharmaceuticals, Inc.
           (Convertible into 394,984 common
           shares)............................   3.500%     07/15/02        15,200,000
  43,500   Roche Holdings, Inc., LYON
           (Convertible into 206,347 common
           shares)............................    *         04/20/10        24,577,500
                                                                        --------------
                                                                            56,340,000
                                                                        --------------
           PHARMACEUTICALS  0.1%
   2,090   Sandoz, Ltd., 144A (Convertible
           into 1,958 common shares) (b)......   2.000      10/06/02         2,967,800
                                                                        --------------
           PRODUCER MANUFACTURING  0.4%
   8,000   WMX Technologies, Inc. (Convertible
           into 151,252 Waste Management, Inc.
           common shares).....................   2.000      01/24/05         8,660,000
                                                                        --------------
           TECHNOLOGY  1.9%
  20,000   DSC Communications Corp.
           (Convertible into 327,802 Alcatel
           SA common shares)..................   7.000      08/01/04        20,775,000
  12,000   Hewlett Packard Co., LYON
           (Convertible into 65,160 common
           shares)............................    *         10/14/17         7,620,000
  24,000   Hewlett Packard Co., LYON, 144A
           (Convertible into 130,320 common
           shares) (b)........................    *         10/14/17        15,240,000
                                                                        --------------
                                                                            43,635,000
                                                                        --------------
           UTILITIES  1.4%
  31,800   Telefonos de Mexico, SA
           (Convertible into 335,013 common
           shares)............................   4.250      06/15/04        32,913,000
                                                                        --------------
           TOTAL CONVERTIBLE CORPORATE OBLIGATIONS 8.6%.............       199,835,800
                                                                        --------------
           UNITED STATES OBLIGATIONS  6.2%
  12,000   United States Treasury Notes.......   6.375      07/15/99        12,012,840
 130,000   United States Treasury Notes (c)...   6.250      10/31/01       131,868,100
                                                                        --------------
           TOTAL UNITED STATES OBLIGATIONS..........................       143,880,940
                                                                        --------------
TOTAL LONG-TERM INVESTMENTS  90.6%
  (Cost $1,710,543,065).............................................     2,102,787,616
                                                                        --------------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                 Market Value
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  9.3%
COMMERCIAL PAPER  2.1%
General Electric Capital Corp. ($50,000,000 par, yielding 5.701%,
07/01/99 maturity).....................................................    $   49,992,083
                                                                           --------------
REPURCHASE AGREEMENT  2.9%
DLJ Mortgage Acceptance Corp. ($66,349,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 06/30/99, to be
sold on 07/01/99 at $66,357,847).......................................        66,349,000
                                                                           --------------
UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  4.3%
Federal Home Loan Bank Consolidated Discount Notes ($25,000,000 par,
yielding 4.955%, 07/06/99 maturity)....................................        24,982,813
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
4.819%, 07/07/99 maturity).............................................        24,980,000
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
4.902%, 08/05/99 maturity).............................................        24,881,875
Federal National Mortgage Association Discount Notes ($25,000,000 par,
yielding 4.789%, 07/28/99 maturity)....................................        24,911,219
                                                                           --------------
TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS......................        99,755,907
                                                                           --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $216,096,990)..................................................       216,096,990
                                                                           --------------
TOTAL INVESTMENTS  99.9%
  (Cost $1,926,640,055)................................................     2,318,884,606

OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%............................         1,180,565
                                                                           --------------
NET ASSETS  100.0%.....................................................    $2,320,065,171
                                                                           ==============

 * Zero coupon bond

(a) Non-income producing security as this security currently does not declare dividends or pay interest.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for open futures transactions.

ACES--Automatically Convertible Equity Securities.
ADR--American Depository Receipt.
LYON--Liquid Yield Option Note.
PRIDES--Preferred Redeemable Interest Dividend Equity Security, Traded in
Shares.
STRYPES--Structured Yield Product Exchangeable for Stock, Traded in Shares.
TAPS--Threshold Appreciation Price Securities.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,926,640,055).....................  $2,318,884,606
Cash........................................................          10,044
Receivables:
  Interest..................................................       6,043,375
  Investments Sold..........................................       4,955,973
  Fund Shares Sold..........................................       4,664,534
  Dividends.................................................       1,487,334
  Variation Margin on Futures...............................         187,500
Other.......................................................         115,667
                                                              --------------
      Total Assets..........................................   2,336,349,033
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       6,674,670
  Fund Shares Repurchased...................................       6,150,568
  Distributor and Affiliates................................       1,801,295
  Investment Advisory Fee...................................         679,184
  Income Distributions......................................         256,135
Accrued Expenses............................................         501,370
Trustees' Deferred Compensation and Retirement Plans........         220,640
                                                              --------------
      Total Liabilities.....................................      16,283,862
                                                              --------------
NET ASSETS..................................................  $2,320,065,171
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,823,363,633
Net Unrealized Appreciation.................................     392,771,801
Accumulated Net Realized Gain...............................      96,156,481
Accumulated Undistributed Net Investment Income.............       7,773,256
                                                              --------------
NET ASSETS..................................................  $2,320,065,171
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,011,540,670 and 123,843,209 shares of
      beneficial interest issued and outstanding)...........  $         8.17
    Maximum sales charge (5.75%* of offering price).........             .50
                                                              --------------
    Maximum offering price to public........................  $         8.67
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $1,196,454,478 and 147,594,923 shares of
      beneficial interest issued and outstanding)...........  $         8.11
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $112,070,023 and 13,823,732 shares of
      beneficial interest issued and outstanding)...........  $         8.11
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30,1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 19,610,065
Dividends...................................................    15,010,456
                                                              ------------
    Total Income............................................    34,620,521
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,058,523, $5,703,517 and $505,312,
  respectively).............................................     7,267,352
Investment Advisory Fee.....................................     3,887,039
Shareholder Services........................................     1,547,559
Custody.....................................................        77,011
Trustees' Fees and Related Expenses.........................        43,208
Legal.......................................................        22,444
Other.......................................................       318,563
                                                              ------------
    Total Expenses..........................................    13,163,176
    Less Credits Earned on Overnight Cash Balances..........        28,387
                                                              ------------
    Net Expenses............................................    13,134,789
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 21,485,732
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 96,637,577
  Futures...................................................     3,705,276
                                                              ------------
Net Realized Gain...........................................   100,342,853
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   378,269,769
                                                              ------------
  End of the Period:
  Investments...............................................   392,244,551
  Futures...................................................       527,250
                                                              ------------
                                                               392,771,801
                                                              ------------
Net Unrealized Appreciation During the Period...............    14,502,032
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $114,844,885
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $136,330,617
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                Six Months Ended      Year Ended
                                                 June 30, 1999     December 31, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................   $   21,485,732     $   34,406,616
Net Realized Gain.............................      100,342,853        112,427,033
Net Unrealized Appreciation During the
  Period......................................       14,502,032        132,837,124
                                                 --------------     --------------
Change in Net Assets from Operations..........      136,330,617        279,670,773
                                                 --------------     --------------
Distributions from Net Investment Income:
  Class A Shares..............................       (8,124,760)       (16,719,601)
  Class B Shares..............................       (6,524,798)       (16,833,408)
  Class C Shares..............................         (588,236)        (1,394,213)
                                                 --------------     --------------
                                                    (15,237,794)       (34,947,222)
                                                 --------------     --------------
Distributions from Net Realized Gain:
  Class A Shares..............................       (9,087,649)       (43,282,677)
  Class B Shares..............................      (12,100,358)       (62,071,749)
  Class C Shares..............................       (1,062,694)        (5,200,218)
                                                 --------------     --------------
                                                    (22,250,701)      (110,554,644)
                                                 --------------     --------------
Total Distributions...........................      (37,488,495)      (145,501,866)
                                                 --------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................       98,842,122        134,168,907
                                                 --------------     --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.....................      962,405,668      1,143,314,008
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       32,719,344        132,142,154
Cost of Shares Repurchased....................     (818,543,656)      (987,638,702)
                                                 --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................      176,581,356        287,817,460
                                                 --------------     --------------
TOTAL INCREASE IN NET ASSETS..................      275,423,478        421,986,367
NET ASSETS:
Beginning of the Period.......................    2,044,641,693      1,622,655,326
                                                 --------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,773,256 and $1,525,318 respectively).....   $2,320,065,171     $2,044,641,693
                                                 ==============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months          Year Ended December 31,
                                     Ended       ---------------------------------
         Class A Shares          June 30, 1999    1998     1997     1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $  7.820      $7.242   $6.740   $ 6.31   $ 5.16
                                   --------      ------   ------   ------   ------
Net Investment Income...........       .088        .174     .152     .158      .20
Net Realized and Unrealized
  Gain..........................       .412       1.030    1.435     .796    1.458
                                   --------      ------   ------   ------   ------
Total from Investment
  Operations....................       .500       1.204    1.587     .954    1.658
                                   --------      ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................       .070        .175     .168     .156     .188
  Distributions from Net
    Realized Gain...............       .082        .451     .917     .368      .32
                                   --------      ------   ------   ------   ------
Total Distributions.............       .152        .626    1.085     .524     .508
                                   --------      ------   ------   ------   ------
Net Asset Value, End of the
  Period........................   $  8.168      $7.820   $7.242   $6.740   $ 6.31
                                   ========      ======   ======   ======   ======
Total Return (a)................      6.53%*     16.99%   24.13%   15.55%   32.57%
Net Assets at End of the Period
  (In millions).................   $1,011.5      $808.5   $638.1   $471.8   $349.9
Ratio of Expenses to Average Net
  Assets (b)....................       .79%        .85%     .86%     .97%     .95%
Ratio of Net Investment Income
  to Average Net Assets (b).....      2.48%       2.31%    2.09%    2.50%    3.43%
Portfolio Turnover..............        35%*        61%      86%      99%      92%

*Non-annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six Months          Year Ended December 31,
                                    Ended       ----------------------------------
        Class B Shares          June 30, 1999    1998      1997     1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................   $  7.766      $  7.203  $6.713   $ 6.30   $ 5.16
                                  --------      --------  ------   ------   ------
Net Investment Income..........       .066          .118    .100     .113      .15
Net Realized and Unrealized
  Gain.........................       .400         1.019   1.423     .784    1.458
                                  --------      --------  ------   ------   ------
Total from Investment
  Operations...................       .466         1.137   1.523     .897    1.608
                                  --------      --------  ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................       .044          .123    .116     .116     .148
  Distributions from Net
    Realized Gain..............       .082          .451    .917     .368      .32
                                  --------      --------  ------   ------   ------
Total Distributions............       .126          .574   1.033     .484     .468
                                  --------      --------  ------   ------   ------
Net Asset Value, End of the
  Period.......................   $  8.106       $ 7.766  $7.203   $6.713   $ 6.30
                                  ========      ========  ======   ======   ======
Total Return (a)...............      6.09%*       16.17%  23.23%   14.56%   31.51%
Net Assets at End of the Period
  (In millions)................   $1,196.5      $1,140.0  $908.7   $633.3   $408.9
Ratio of Expenses to Average
  Net Assets (b)...............      1.56%         1.62%   1.64%    1.74%    1.75%
Ratio of Net Investment Income
  to Average Net Assets (b)....      1.71%         1.55%   1.32%    1.74%    2.62%
Portfolio Turnover.............        35%*          61%     86%      99%      92%

*Non-annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                  Six Months          Year Ended December 31,
                                     Ended       ---------------------------------
         Class C Shares          June 30, 1999    1998     1997     1996     1995
----------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................    $7.767       $7.204   $6.713   $ 6.30   $ 5.16
                                    ------       ------   ------   ------   ------
Net Investment Income...........      .065         .117     .100     .113      .15
Net Realized and Unrealized
  Gain..........................      .401        1.020    1.424     .784    1.458
                                    ------       ------   ------   ------   ------
Total from Investment
  Operations....................      .466        1.137    1.524     .897    1.608
                                    ------       ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .044         .123     .116     .116     .148
  Distributions from Net
    Realized Gain...............      .082         .451     .917     .368      .32
                                    ------       ------   ------   ------   ------
Total Distributions.............      .126         .574    1.033     .484     .468
                                    ------       ------   ------   ------   ------
Net Asset Value, End of the
  Period........................    $8.107       $7.767   $7.204   $6.713   $ 6.30
                                    ======       ======   ======   ======   ======
Total Return (a)................     6.09%*      16.17%   23.23%   14.56%   31.51%
Net Assets at End of the Period
  (In millions).................    $112.1       $ 96.1   $ 75.8   $ 55.2   $ 38.3
Ratio of Expenses to Average Net
  Assets (b)....................     1.56%        1.62%    1.64%    1.74%    1.76%
Ratio of Net Investment Income
  to Average Net Assets (b).....     1.71%        1.55%    1.32%    1.73%    2.63%
Portfolio Turnover..............       35%*         61%      86%      99%      92%

*Non-annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Equity Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the highest possible income consistent with safety of principal by investing primarily in income-producing equity instruments and other debt securities issued by a wide group of companies in many different industries. The Fund commenced investment operations on August 3, 1960. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,928,364,561, the aggregate gross unrealized appreciation is $422,143,038 and the aggregate gross unrealized depreciation is $31,622,993, resulting in net unrealized appreciation on long- and short-term investments of $390,520,045.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $28,387 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
--------------------------------------------------------------------
First $150 million.....................................    .50 of 1%
Next $100 million......................................    .45 of 1%
Next $100 million......................................    .40 of 1%
Over $350 million......................................    .35 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $22,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $190,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $1,181,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At June 30, 1999, capital aggregated $783,514,121, $949,628,418 and $90,221,094 for Classes A, B, and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                                 SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   101,635,801   $ 792,313,049
  Class B...................................    19,240,900     149,142,496
  Class C...................................     2,703,461      20,950,123
                                              ------------   -------------
Total Sales.................................   123,580,162   $ 962,405,668
                                              ============   =============
Dividend Reinvestment:
  Class A...................................     1,855,067   $  14,386,242
  Class B...................................     2,211,166      16,944,900
  Class C...................................       180,871       1,388,202
                                              ------------   -------------
Total Dividend Reinvestment.................     4,247,104   $  32,719,344
                                              ============   =============
Repurchases:
  Class A...................................   (83,036,889)  $(647,257,823)
  Class B...................................   (20,650,634)   (160,153,726)
  Class C...................................    (1,438,421)    (11,132,107)
                                              ------------   -------------
Total Repurchases...........................  (105,125,944)  $(818,543,656)
                                              ============   =============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $624,072,653, $943,694,748 and
$79,014,876 for Classes A, B, and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................   108,360,203   $  836,859,216
  Class B..................................    36,029,610      276,860,624
  Class C..................................     3,865,558       29,594,168
                                             ------------   --------------
Total Sales................................   148,255,371   $1,143,314,008
                                             ============   ==============
Dividend Reinvestment:
  Class A..................................     7,130,348   $   54,671,876
  Class B..................................     9,437,571       71,897,500
  Class C..................................       731,441        5,572,778
                                             ------------   --------------
Total Dividend Reinvestment................    17,299,360   $  132,142,154
                                             ============   ==============
Repurchases:
  Class A..................................  (100,205,548)  $ (776,904,382)
  Class B..................................   (24,828,078)    (189,850,088)
  Class C..................................    (2,747,855)     (20,884,232)
                                             ------------   --------------
Total Repurchases..........................  (127,781,481)  $ (987,638,702)
                                             ============   ==============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................   5.00%           1.00%
Second...........................................   4.00%            None
Third............................................   3.00%            None
Fourth...........................................   2.50%            None
Fifth............................................   1.50%            None
Sixth and Thereafter.............................    None            None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $373,200 and CDSC on redeemed shares of approximately $1,043,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $740,653,155 and $698,178,252, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at December 31, 1998..........................      161
Futures Opened............................................      200
Futures Closed............................................     (331)
                                                              -----
Outstanding at June 30, 1999..............................       30
                                                              =====

    The futures contracts outstanding at June 30, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                          UNREALIZED
                                       CONTRACTS   APPRECIATION/DEPRECIATION
----------------------------------------------------------------------------
Long Contracts--Sep 1999 S&P 500
  Index Futures (Current Notional
  Value of $345,425 per
  contract)........................       30               $527,250
                                          ==               ========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $4,503,400.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                         VAN KAMPEN EQUITY INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief
Financial Officer

CURTIS W. MORRELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen Funds Inc., 1999
    All rights reserved.
(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.